UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Short-Term Municipal Bond Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

15 Investment Portfolio

28 Financial Statements

32 Financial Highlights

37 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Tax Information

48 Investment Management Agreement Approval

53 Summary of Management Fee Evaluation by Independent Fee Consultant

58 Board Members and Officers

62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	6.72%	2.61%	2.60%	3.34%
Class B	5.88%	1.83%	1.82%	2.57%
Class C	5.90%	1.82%	1.80%	2.55%
Adjusted for the Maximum Sales Charge
Class A (max 2.00% load)	4.58%	1.92%	2.19%	3.13%
Class B (max 4.00% CDSC)	2.88%	1.19%	1.64%	2.57%
Class C (max 1.00% CDSC)	5.90%	1.82%	1.80%	2.55%
No Sales Charges
Class S	6.96%	2.86%	2.79%	3.49%
Institutional Class	6.94%	2.86%	2.85%	3.61%
Barclays Capital 1-Year G.O. Bond Index+	4.45%	4.19%	3.38%	3.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 0.88%, 1.69%, 1.66%, 0.89% and 0.60% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C for the periods prior to their inception on February 28, 2003 and for Class S shares for the periods prior to their inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short-Term Municipal Bond Fund — Class A [] Barclays Capital 1-Year G.O. Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 10.14	$ 10.14	$ 10.13	$ 10.13	$ 10.14
10/31/08	$ 9.77	$ 9.77	$ 9.76	$ 9.76	$ 9.77
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .28	$ .20	$ .20	$ .30	$ .30
October Income Dividend	$ .0178	$ .0110	$ .0112	$ .0213	$ .0200
SEC 30-day Yield as of 10/31/09++	1.27%	.53%	.54%	1.72%	1.56%
Tax Equivalent Yield as of 10/31/09++	1.95%	.82%	.83%	2.65%	2.40%
Current Annualized Distribution Rate as of 10/31/09++	2.07%	1.28%	1.30%	2.48%	2.32%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.25%, 0.50% and 1.47% for Class A, C and Institutional Class shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's distribution rate and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.05%, 1.26% and 2.23% for Class A, C and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	7	of	64	11
3-Year	46	of	56	81
5-Year	33	of	51	64
Class B 1-Year	21	of	64	33
3-Year	47	of	56	83
5-Year	43	of	51	83
Class C 1-Year	18	of	64	28
3-Year	48	of	56	85
5-Year	44	of	51	85
Class S 1-Year	5	of	64	8
3-Year	43	of	56	74
Institutional Class 1-Year	6	of	64	10
3-Year	42	of	56	74
5-Year	22	of	51	43
10-Year	6	of	26	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,026.80	$ 1,022.70	$ 1,022.90	$ 1,028.10	$ 1,028.00
Expenses Paid per $1,000*	$ 4.29	$ 8.06	$ 8.11	$ 2.81	$ 2.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,020.97	$ 1,017.24	$ 1,017.19	$ 1,022.43	$ 1,022.38
Expenses Paid per $1,000*	$ 4.28	$ 8.03	$ 8.08	$ 2.80	$ 2.85

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.84%	1.58%	1.59%	.55%	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short-Term Municipal Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the DWS Short-Term Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Co-Lead Portfolio Manager

Ashton P. Goodfield, CFA

Co-Lead Portfolio Manager

Shelly Deitert

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Short-Term Municipal Bond Fund Class A shares posted a total return for the 12 months ended October 31, 2009 of 6.72%. This compared to a return of 4.45% for its benchmark, the unmanaged Barclays Capital 1-Year General Obligation Bond Index.1 The fund outperformed its average peer in the Lipper Short Municipal Debt Funds category, which gained 3.81%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Returns for the broad municipal bond market were strong for the period. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, returned 13.60% for the 12-month period.3 However, within the municipal market, shorter-term issues underperformed, as longer-term issues benefited most from declining interest rates. Municipals overall slightly underperformed the broad taxable bond market, as measured by the Barclays Capital US Aggregate Bond Index, which returned 13.79% for the same period.4

As the period began, the municipal market was impacted by the broader credit market tumult stemming from the September 2008 collapse of several leading financial institutions. Conditions began to stabilize to a degree in December of 2008, and the credit markets, including municipals, rebounded sharply throughout much of 2009. Much of the improvement was driven by extraordinary government actions to restore liquidity to the markets. Sentiment in the municipal market was also helped by the announcement and passage of an $800 billion government stimulus plan, the American Recovery and Reinvestment Act of 2009.

While municipal supply for the fiscal year was generally in keeping with the prior 12 months, issuance of non-AAA bonds was higher due to the reduced role of insurance in the market.5 A significant portion of 2009 issuance among longer maturities has been of taxable Build America Bonds under the American Recovery and Reinvestment Act. On the demand side, interest in municipals from individual retail investors has been strong, and flows into tax-free mutual funds have been at record levels in 2009. Within the municipal market, credit spreads generally widened over the 12 months.6 This was especially the case with intermediate issues, where retail investors focused their purchases on the highest-quality bonds and there was a reduced supply of AAA issues.

During the period, the US Federal Reserve Board (the Fed) took dramatic action in the effort to lower borrowing costs and jump-start the economy, including lowering the overnight federal funds rate in December 2008 from 1% to the unprecedented 0% to 0.25% range.7 In keeping with this downward movement in short-term taxable rates, the municipal yield curve steepened between two and 30 years during the period, at one point reaching its steepest level in more than 20 years.8 (When the yield curve steepens, it means that longer term bonds provide a greater yield advantage versus short-term bonds.) For the full 12 months, yields on two-year municipal issues fell by 178 basis points, while bonds with 30-year maturities experienced a yield decline of 113 basis points, resulting in a steepening of 65 basis points. (100 basis points equals one percentage point. See the graph on the next page for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 10/31/08 and 10/31/09)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS fund.

Past performance is no guarantee of future results.

Positive Contributors to Performance

Holdings of state-issued housing-related bonds aided performance over the period. Entering the period, the segment had been subject to forced selling along with other lower-quality sectors, causing spreads to widen and prices to fall. However, spreads on our holdings of housing bonds narrowed as market conditions stabilized and buyers reentered the credit markets.

The fund's exposure to hospital bonds in the AA range helped returns as credit spreads for the sector narrowed late in the period. Given a steep yield curve, the fund has adopted a somewhat barbelled approach with respect to new purchases, balancing very short-term holdings with positions in bonds with maturities in the seven-to-10-year range. This allowed the fund to maintain an overall effective maturity of under three years, while benefiting from higher yields available on longer- term issues. The short-term position of the barbell has been achieved in part through ongoing purchases of municipal notes that do not meet the strict ratings guidelines for money market funds and therefore provide a higher interest rate in order to attract buyers. This has allowed the fund to increase its income generation without having to add duration to the portfolio.9

Negative Contributors to Performance

The fund had significant exposure to bonds that were pre-refunded, meaning that they are secured by holdings of government securities sufficient to pay off the issue at maturity. This helped relative performance early in the period as credit spreads widened on other, lower-quality issues. However, as the period progressed, these bonds lagged as the flight to quality was reversed.

Outlook and Positioning

While municipal yields remain reasonably attractive, their advantage has narrowed dramatically following the recent strong performance. To illustrate, at the end of October 2009, two-year municipals were yielding 79% of comparable maturity Treasuries, as compared to 158% twelve months earlier.

The overall outlook for credit quality of state and local governments continues to be negative as they struggle to balance budgets utilizing a combination of cash reserves ("rainy day" funds), spending cuts, and selective tax or fee increases. Some states have experienced double-digit decreases in income and sales taxes, which together comprise about two-thirds of state general revenues. Local government agencies that rely on state aid are also feeling the pinch. The federal stimulus program is providing about $500 billion in direct relief to state budgets in 2009 and 2010, offering some cushion against falling revenues. The implementation of tax increases by some states and the prospect of further tax increases at the state and federal level may add to the attractiveness of municipals going forward.

Given the greatly reduced role of municipal bond insurance in the market, we continue to believe the expertise of our dedicated municipal credit research team in evaluating both municipal sectors and individual bonds has never been more important. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

1 The Barclays Capital 1-Year General Obligation (G.O.) Bond Index is an unmanaged index including bonds that have a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990.

2 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. For the 1- and 5--year periods, this category's average was 3.81% (64 funds) and 3.16% (51 funds), respectively, as of 10/31/09.

3 The Barclays Capital Municipal Bond Index is a broad-based, total-return index comprising more than 35,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

4 The Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

6 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

7 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

8 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

9 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	10/31/09	10/31/08

Revenue Bonds	55%	54%
General Obligation Bonds	20%	14%
ETM/Prerefunded Bonds	12%	21%
Lease Obligations	8%	8%
Open End Investment Companies	5%	3%
	100%	100%
Quality	10/31/09	10/31/08

AAA	30%	28%
AA	35%	41%
A	23%	16%
BBB	6%	7%
BB	—	—
Not Rated	6%	8%
	100%	100%
Effective Maturity	10/31/09	10/31/08

Under 1 year	33%	34%
1.00-2.99 years	32%	29%
3.00-4.99 years	18%	27%
Greater than 5.00	17%	10%
	100%	100%
Top Five State Allocations	10/31/09	10/31/08

Texas	12%	10%
Ohio	8%	4%
Florida	6%	4%
Washington	6%	1%
New York	6%	5%

Weighted average effective maturity: 2.5 years and 2.4 years, respectively.

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 95.1%
Alabama 1.6%
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	249,077	249,227
Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Prerefunded, 5.0%, 2/1/2041 (a) (b)	8,000,000	8,782,160
		9,031,387
Alaska 0.7%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036 (a)	3,580,000	3,624,535
Arizona 1.3%
Arizona, Health Facilities Authority Revenue, Banner Health, Series A, 5.0%, 1/1/2019	2,000,000	2,104,380
Arizona, Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital & Medical Center, ETM, 6.25%, 9/1/2011 (a)	150,000	157,118
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	50,000	48,972
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	1,345,000	876,604
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,765,776
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	340,000	351,359
		7,304,209
Arkansas 0.0%
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	120,000	104,721
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	15,000	13,303
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	1,761	1,804
		119,828
California 5.0%
California, State Department of Water Resources Power Supply Revenue, Series G-4, 5.0%, 5/1/2016	2,500,000	2,775,775
California, State General Obligation, 5.0%, 10/1/2017	7,000,000	7,413,420
California, State Revenue Anticipation Notes:
Series A-1, 3.0%, 5/25/2010	6,600,000	6,672,204
Series A-2, 3.0%, 6/23/2010	2,975,000	3,009,123
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, AMT, 4.7%, 10/15/2012	520,000	535,938
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	250,000	257,690
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013	345,000	352,531
Corona-Norco, CA, Unified School District, Bond Anticipation Notes, 3.5%, 2/1/2010	3,500,000	3,516,345
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage-Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	10,000	10,144
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	115,000	113,131
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	585,000	616,701
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,503,636
		27,776,638
Colorado 1.2%
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project:
144A, AMT, 5.6%, 12/1/2012, US Bank NA (c)	205,000	205,779
144A, AMT, 5.8%, 12/1/2017, US Bank NA (c)	355,000	356,409
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,719
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, BNP Paribas (c)	1,750,000	1,756,212
Colorado, Health Facilities Authority Revenue, Catholic Health Initiatives, Series C-6, 3.95%, 9/1/2036	1,610,000	1,644,712
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	30,000	30,695
Colorado, Single Family Housing Revenue, Housing & Finance Authority:
Class III, Series B-4, AMT, 5.0%, 5/1/2032 (a)	495,000	495,376
Series A-2, AMT, 7.25%, 5/1/2027	20,000	20,377
Denver, CO, City & County Airport Revenue, Series A1, AMT, 5.0%, 11/15/2009	1,500,000	1,502,490
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	280,000	286,678
Pueblo County, CO, Certificates of Participation, ETM, 6.25%, 12/1/2010	250,000	256,823
		6,921,270
Connecticut 1.1%
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series B, 3.0%, 12/1/2011 (d)	6,000,000	6,261,480
District of Columbia 0.0%
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	195,000	199,645
Florida 6.1%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	107,000	115,310
Broward County, FL, Airport Systems Revenue, Series E, AMT, 5.25%, 10/1/2012 (a)	6,000,000	6,042,180
Florida, Hurricane Catastrophe Fund, Finance Corp. Revenue, Series A, 5.0%, 7/1/2011 (a)	9,720,000	10,235,840
Florida, State Board of Public Education, Series C, 5.0%, 6/1/2015	2,675,000	2,932,656
Florida, State Board of Public Education, Capital Outlay, Series B, 5.5%, 6/1/2013	3,000,000	3,235,590
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014 (a)	2,135,000	2,258,915
Orange County, FL, Sales Tax Revenue, Series A, 5.125%, 1/1/2018 (a)	4,000,000	4,247,040
Orlando & Orange County, FL, Expressway Authority Revenue, Series C-3, 0.3%**, 7/1/2025 (a)	2,440,000	2,440,000
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,553,200
		34,060,731
Georgia 2.4%
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	50,000	50,649
Carroll County, GA, School District, Sales Tax, 5.0%, 4/1/2010	2,000,000	2,039,500
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,660,000	2,723,521
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.0%, 3/15/2010	4,000,000	4,050,960
Gwinnett County, GA, Water & Sewer Authority Revenue, Series A, 3.0%, 8/1/2011	1,605,000	1,669,986
Monroe County, GA, Development Authority Pollution Control Revenue, Georgia Power Co. Plant Scherer, First Series, 4.5%, 7/1/2025	2,640,000	2,741,508
		13,276,124
Hawaii 1.0%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2012	4,000,000	4,385,640
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	925,000	940,272
		5,325,912
Idaho 0.3%
Idaho, Housing Agency, Single Family Mortgage:
Series H-2, AMT, 5.1%, 7/1/2020	90,000	90,435
Class III, AMT, 5.1%, 7/1/2023	180,000	181,611
Class III, AMT, 5.15%, 7/1/2023	430,000	435,904
Class III, AMT, 5.4%, 7/1/2021	100,000	102,081
Series G-2, AMT, 5.75%, 1/1/2014	15,000	15,453
Series H-2, AMT, 5.85%, 1/1/2014	65,000	67,124
Class III, AMT, 5.95%, 7/1/2019	420,000	433,872
Series E, AMT, 5.95%, 7/1/2020	55,000	56,817
		1,383,297
Illinois 5.4%
Chicago, IL, Board of Education, Series A, 5.25%, 12/1/2018 (a)	1,830,000	1,960,387
Chicago, IL, O'Hare International Airport Revenue, Series A, 5.0%, 1/1/2015 (a)	4,500,000	4,930,065
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	170,000	172,834
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,020,000	1,045,531
Illinois, Development Finance Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 5.05%, 1/1/2010	4,000,000	4,006,680
Illinois, Finance Authority Revenue, University of Chicago, Series B, 5.0%, 7/1/2017	5,000,000	5,651,100
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	665,000	666,011
Lake County, IL, Forest Preserve District, Series A, 0.68%*, 12/15/2020	5,000,000	4,468,750
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%, 12/1/2014, LaSalle Bank NA (c) (e)	670,000	671,809
McLean & Woodford Counties, IL, Community Unit School District No. 5, Prerefunded, 6.375%, 12/1/2016 (a)	4,820,000	5,371,697
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	830,000	853,049
		29,797,913
Indiana 2.9%
Indiana, Bond Bank Revenue, State Revolving Fund, Series B, Prerefunded, 5.25%, 8/1/2019	4,000,000	4,187,560
Indiana, Finance Authority Health Systems Revenue, Sisters of St. Francis Health, Series C, 5.0%, 11/1/2014	2,000,000	2,169,060
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,998,826
Indiana, Health Facility Financing Authority Revenue, Ascension Health, Series A-1, 5.0%, 11/1/2027	1,000,000	1,084,990
Indiana, Transportation Finance Authority, Highway Revenue, Series A, Prerefunded, 5.25%, 6/1/2016 (a)	5,000,000	5,662,500
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	260,000	274,568
		16,377,504
Kansas 0.2%
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue, Series B-4, AMT, 4.25%, 6/1/2023	340,000	339,085
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	460,000	472,885
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III A, 3.0%, 11/15/2011	500,000	503,950
		1,315,920
Kentucky 0.5%
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, 5/1/2034	1,000,000	1,018,390
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	1,800,000	1,826,010
		2,844,400
Louisiana 0.4%
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Facilities Corp. Project, Series A, 4.0%, 10/1/2012	1,500,000	1,580,370
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	480,000	480,077
		2,060,447
Maine 0.5%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	645,000	647,819
Maine, State Housing Authority Mortgage Purchase, Series D-2, AMT, 5.0%, 11/15/2027	1,985,000	2,041,910
		2,689,729
Maryland 2.4%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	1,740,000	1,736,085
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	5,746,050
Maryland, University of Maryland, Systems Auxiliary Facility & Tuition Revenue, Series A, 5.0%, 4/1/2012	5,000,000	5,479,400
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	200,000	204,580
Series A, AMT, 5.6%, 12/1/2034	60,000	61,555
Series A, AMT, 7.0%, 8/1/2033	70,000	71,820
Series A, AMT, 7.4%, 8/1/2032	30,000	30,532
		13,330,022
Massachusetts 1.9%
Massachusetts, Bay Transportation Authority Revenue, Series A, Prerefunded, 5.25%, 7/1/2030	2,170,000	2,241,849
Massachusetts, Bay Transportation Authority, General Transportation Systems, 0.3%**, 3/1/2030	4,000,000	4,000,000
Massachusetts, State Port Authority Revenue, Series B, AMT, 5.5%, 7/1/2011 (a)	4,500,000	4,557,780
		10,799,629
Michigan 1.8%
Detroit, MI, Sewer Disposal Revenue, Series D, 0.794%*, 7/1/2032 (a)	4,100,000	3,114,975
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	110,000	118,399
Grand Haven, MI, Electric Revenue, 5.0%, 7/1/2010 (a)	1,515,000	1,552,420
Michigan, Municipal Bond Authority Revenue, School Loan, Series A, 5.25%, 6/1/2011	4,175,000	4,394,396
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, JPMorgan Chase Bank (c)	600,000	600,204
		9,780,394
Minnesota 1.2%
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	550,000	544,880
Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue, Series B, AMT, 5.0%, 1/1/2012 (d)	1,500,000	1,584,855
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,110,000	1,149,016
Rochester, MN, Electric Utility Revenue:
Prerefunded, 5.25%, 12/1/2024 (a)	2,000,000	2,103,560
Prerefunded, 5.25%, 12/1/2030 (a)	1,000,000	1,051,780
		6,434,091
Mississippi 0.1%
Mississippi, Home Corp., Single Family Mortgage Revenue, Class 7, Series A, AMT, 6.3%, 6/1/2031	575,000	583,878
Missouri 2.0%
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	210,000	217,633
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, Prerefunded, 5.75%, 2/1/2012	100,000	102,367
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (c)	685,000	687,144
Missouri, Housing Development Community, Single Family Mortgage:
Series C, 6.55%, 9/1/2028	65,000	67,028
AMT, 7.45%, 9/1/2031	100,000	102,745
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,393
Missouri, State Highways & Transit Commission, State Road Revenue, Series A, Prerefunded, 5.0%, 2/1/2014	5,000,000	5,451,950
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program:
Series D, 4.8%, 3/1/2040	1,440,000	1,510,848
Series C, AMT, 5.6%, 9/1/2035	1,735,000	1,775,963
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (c)	1,335,000	1,335,975
		11,267,046
Nebraska 0.5%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT, 5.25%, 3/15/2014, US Bank NA (c)	1,610,000	1,577,929
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project:
AMT, 5.0%, 12/1/2010, US Bank NA (c)	45,000	45,013
AMT, 5.0%, 12/1/2011, US Bank NA (c)	180,000	177,574
AMT, 5.1%, 12/1/2012, US Bank NA (c)	135,000	134,438
AMT, 5.2%, 12/1/2013, US Bank NA (c)	195,000	192,093
Nebraska, Nebhelp, Inc., Student Loan Program, Series B, AMT, 5.875%, 6/1/2014 (a)	815,000	816,320
		2,943,367
Nevada 2.1%
Clark County, NV, School District General Obligation, 5.5%, 6/15/2013 (a)	4,700,000	5,239,889
Las Vegas Valley, NV, Water District Improvement, Series A, 5.25%, 6/1/2017 (a)	4,585,000	4,830,297
Nevada, Housing Division, Single Family Housing Revenue, Series B-1, 5.25%, 10/1/2017	275,000	277,324
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	30,000	30,625
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	180,000	181,217
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,058,038
		11,617,390
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%, 1/1/2018, Landesbank Hessen-Thuringen (c)	15,000	15,021
New Jersey 3.8%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT, 5.0%, 11/1/2010	135,000	135,375
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	677,051	678,412
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series W, 5.0%, 3/1/2012	2,375,000	2,560,796
Series J-4, 5.0%, 9/1/2029 (a)	5,000,000	5,503,600
New Jersey, State Transportation Trust Fund Authority:
Series C, ETM, 5.0%, 6/15/2011	5,000,000	5,353,700
Series A, Prerefunded, 6.125%, 6/15/2015	6,650,000	6,892,060
		21,123,943
New Mexico 0.2%
New Mexico, Mortgage Finance Authority, Second Mortgage Program, 144A, AMT, 6.5%, 1/1/2018	103,600	104,468
New Mexico, Mortgage Finance Authority, Single Family Mortgage, "I", Series D, 5.35%, 9/1/2040	1,155,000	1,241,290
		1,345,758
New York 5.9%
New York, Metropolitan Transportation Authority Revenue:
Series E-2, 0.18%**, 11/1/2035, Fortis Bank SA (c)	5,000,000	5,000,000
Series E-1, 0.2%**, 11/1/2035, Fortis Bank SA (c)	5,000,000	5,000,000
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series D, 5.0%, 6/15/2016	5,000,000	5,635,350
New York, State Tollway Authority, State Personal Income Tax Revenue, Series A, 5.0%, 3/15/2012	1,000,000	1,092,030
New York, Tobacco Settlement Financing Corp.:
Series B, 5.0%, 6/1/2011	4,500,000	4,768,335
Series C-1, 5.25%, 6/1/2013	3,615,000	3,624,724
New York City, NY, Municipal Finance Authority, Water & Sewer Systems Revenue, Second Generation, Series 2008-BB-4, 0.2%**, 6/15/2033	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority, Future Tax Secured, Series A, 5.0%, 8/1/2018	2,125,000	2,304,563
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	646,097
		33,071,099
North Carolina 2.9%
Mecklenburg County, NC, Public Facilities Corp., Limited Obligation Bond, Annual Appropriation, 5.0%, 3/1/2015	5,000,000	5,629,700
North Carolina, Eastern Municipal Power Agency, Power Systems Revenue, Series B, 5.0%, 1/1/2017	1,500,000	1,595,505
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	2,555,000	2,582,619
North Carolina, Municipal Power Agency, Number 1 Catawba Electric Revenue:
Series A, 5.25%, 1/1/2013	2,500,000	2,730,525
Series B, Prerefunded, 6.375%, 1/1/2013	2,075,000	2,116,272
North Carolina, State Grant Anticipation Revenue, Department of State Treasurer, 5.0%, 3/1/2012	1,545,000	1,681,702
		16,336,323
Ohio 8.2%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, Series A, 4.75%, 9/20/2011	80,000	83,248
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-1, 5.0%, 6/1/2015	4,500,000	4,567,680
Columbus, OH, General Obligation, Series A, 5.0%, 6/15/2011	1,710,000	1,829,084
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, Series A, AMT, 5.65%, 4/20/2013	150,000	155,735
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (c)	165,000	164,193
Maple Heights, OH, Bond Anticipation Notes, 2.0%, 6/24/2010	6,800,000	6,830,736
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	45,643
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,135,000	1,184,338
Ohio, American Municipal Power, Inc., Electricity Purchase Revenue, Series A, 5.0%, 2/1/2011	5,000,000	5,175,500
Ohio, State Building Facilities Authority Revenue, Administration Building Fund Project, Series B, 5.0%, 10/1/2013	4,880,000	5,479,166
Ohio, State Building Facilities Authority Revenue, Adult Correctional Building Fund Project, Series B, 5.0%, 10/1/2013	4,105,000	4,609,012
Ohio, State Common Schools:
Series C, 4.0%, 9/15/2016	5,000,000	5,342,700
Series C, 4.0%, 9/15/2017	3,835,000	4,073,039
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2019	2,500,000	2,717,625
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	1,045,000	1,105,568
Ohio, State Water Development Authority Revenue, Fresh Water Development, 5.375%, 12/1/2016	2,050,000	2,251,003
		45,614,270
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	30,000	20,916
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, Series A, 5.2%, 12/1/2013	340,000	347,470
		368,386
Pennsylvania 3.9%
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	980,000	980,020
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,773,682
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, 3.6%, 9/1/2013	1,500,000	1,503,960
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	570,000	577,638
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 90A, AMT, 5.0%, 10/1/2035	1,465,000	1,470,391
Pennsylvania, State General Obligation, 5.0%, 7/1/2013	7,500,000	8,437,950
Pennsylvania, State Industrial Development Authority Revenue, Economic Development, 5.5%, 7/1/2018 (a)	4,650,000	4,924,117
Pennsylvania, TJUH System Project, 6.0%, 1/11/2011 (e)	293,446	294,828
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	180,000	177,665
Series C, 4.7%, 7/1/2013	175,000	172,730
Series E, 4.7%, 7/1/2013	200,000	197,406
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	690,000	658,225
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority, Series A, 144A, 6.0%, 12/1/2011, PNC Bank NA (c)	190,000	190,479
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	160,000	160,018
		21,519,109
Puerto Rico 1.5%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.0%, 7/1/2011	930,000	966,837
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, 5.0%, 8/1/2039	7,000,000	7,275,100
		8,241,937
South Carolina 1.0%
South Carolina, Jobs-Economic Development Authority, Hospital Improvement Revenue, Palmetto Health Alliance:
3.0%, 8/1/2010	1,000,000	1,007,210
5.0%, 8/1/2015	500,000	514,710
South Carolina, State Public Service Authority Revenue, Series D, 5.25%, 1/1/2014 (a)	3,500,000	3,837,365
		5,359,285
South Dakota 0.1%
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	645,000	649,741
Tennessee 0.7%
Jackson, TN, Hospital Revenue, Jackson-Madison County Project, 5.25%, 4/1/2014	1,290,000	1,395,380
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	15,000	15,010
Tennessee, Housing Development Agency, Homeownership Program, Series 2006-3, AMT, 5.75%, 7/1/2037	2,330,000	2,374,969
		3,785,359
Texas 11.9%
Fort Worth, TX, General Obligation, 5.0%, 3/1/2016	4,260,000	4,799,188
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series A, 0.45%**, 6/1/2027 (a)	5,000,000	5,000,000
Harris County, TX, Hospital District Mortgage Revenue, 7.4%, 2/15/2010 (a)	610,000	619,577
Houston, TX, Airport Systems Revenue, Series A, 5.0%, 7/1/2016	625,000	685,563
Houston, TX, Utility System Revenue, First Lien, Series C-2A, 5.0%, 5/15/2034 (a)	1,630,000	1,706,088
North Texas, Tollway Authority Revenue:
Series G, 5.0%, 1/1/2038	2,860,000	2,876,445
Series E-2, 5.25%, 1/1/2038	5,000,000	5,222,600
Series L-2, 6.0%, 1/1/2038	2,000,000	2,166,780
San Antonio, TX, Electric & Gas Revenue, Series A, 5.5%, 2/1/2013	4,000,000	4,491,200
Spring Branch, TX, Independent School District, 5.0%, 2/1/2012	5,440,000	5,919,645
Tarrant County, TX, Health Facilities Development Corp. Revenue, Cumberland Rest, Inc. Project, 0.4%**, 8/15/2036, HSH Nordbank AG (c)	5,000,000	5,000,000
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	570,000	573,072
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	515,000	527,329
Texas, Dallas-Fort Worth International Airport Revenue, Series A, 5.0%, 11/1/2016	4,000,000	4,393,480
Texas, Lower Colorado River Authority Revenue, Series A, 5.0%, 5/15/2016	3,500,000	3,837,120
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	75,000	77,920
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 0.9%*, 9/15/2017	7,000,000	6,335,000
Texas, Trinity River Authority, Regional Wastewater Systems Revenue, 5.0%, 8/1/2014	4,805,000	5,418,791
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2015	1,605,000	1,760,460
5.0%, 12/15/2017	1,270,000	1,383,589
Wichita Falls, TX, Water & Sewer Revenue, Prerefunded, 5.375%, 8/1/2024 (a)	3,000,000	3,243,030
		66,036,877
Utah 1.5%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	235,000	243,592
Salt Lake County, UT, General Obligation, 4.25%, 6/15/2013	5,000,000	5,495,000
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.2%, 7/1/2011	10,000	10,114
Series B-2, Class III, AMT, 5.25%, 7/1/2011	5,000	5,059
Series A-2, Class II, AMT, 5.4%, 7/1/2016	45,000	45,967
Series C, Class III, AMT, 6.25%, 7/1/2014	55,000	56,109
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	665,000	672,734
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	1,335,000	1,343,944
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	750,000	738,885
		8,611,404
Vermont 0.2%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	885,000	891,027
Virgin Islands 0.3%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2011	1,645,000	1,723,055
Virginia 0.3%
Virginia, State Resource Authority Infrastructure Revenue, Pooled Financing Program, Series B, 5.0%, 11/1/2016	1,300,000	1,494,805
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,353
		1,771,158
Washington 6.1%
King County, WA, School District No. 410, Snoqualmie Valley, Series A, 5.0%, 12/1/2015 (a)	6,180,000	6,922,960
Pierce County, WA, Peninsula School District No. 401, 5.0%, 12/1/2015 (a)	5,000,000	5,459,200
Seattle, WA, Port Revenue, Series B, AMT, 5.625%, 4/1/2016 (a)	1,805,000	1,854,511
Washington, Energy Northwest Electric Revenue, Columbia Generating Station:
Series A, 5.0%, 7/1/2013 (a)	1,000,000	1,071,450
Series A, 5.5%, 7/1/2017 (a)	10,000,000	10,737,900
Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,821,265
Washington, Energy Northwest Electric Revenue, Project No. 3, Series A, 5.5%, 7/1/2013	3,500,000	3,972,430
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (c)	60,000	60,366
		33,900,082
West Virginia 1.3%
West Virginia, Public Energy Authority Revenue, Morgantown Association Project, AMT, 1.55%**, 7/1/2017, Dexia Credit Local (c)	7,000,000	7,000,000
Wisconsin 2.6%
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	2,195,000	2,212,911
Wisconsin, State General Obligation, Series A, Prerefunded, 5.75%, 5/1/2020	10,000,000	10,273,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series B, 4.75%, 8/15/2025	2,000,000	1,988,179
		14,474,090
Total Municipal Bonds and Notes (Cost $523,645,410)		528,964,710

	Shares	Value ($)

Open-End Investment Companies 4.8%
BlackRock MuniCash, 0.24%***	24,161,418	24,161,418
BlackRock MuniFund, 0.17%***	2,479,198	2,479,198
Total Open-End Investment Companies (Cost $26,640,616)		26,640,616
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $550,286,026)+	99.9	555,605,326
Other Assets and Liabilities, Net	0.1	482,726
Net Assets	100.0	556,088,052

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2009.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2009.

*** Current yield; not a coupon rate.

+ The cost for federal income tax purposes was $550,290,185. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $5,315,141. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,556,263 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,241,122.

(a) Bond is insured by one of these companies:

Insurance Companies	As a % of Total Investment Portfolio
AMBAC Financial Group, Inc.	3.1
American Capital Assurance	0.4
Financial Guaranty Insurance Company	2.0
Financial Security Assurance, Inc.	13.0
National Public Finance Guarantee Corp.	7.8

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) At October 31, 2009, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(c) Security incorporates a letter of credit from the bank listed.

(d) When-issued security.

(e) Taxable issue.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At October 31, 2009, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
2/24/2010 2/24/2018	22,250,000[1]	Fixed — 3.005%	Floating — SIFMA	(343,959)
Counterparty: [1] Citigroup, Inc SIFMA: Securities Industry and Financial Markets Association

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds and Notes (f)	$ —	$ 528,964,710	$ —	$ 528,964,710
Open-End Investment Companies	26,640,616	—	—	26,640,616
Total	$ 26,640,616	$ 528,964,710	$ —	$ 555,605,326
Liabilities
Derivatives (g)	$ —	$ (343,959)	$ —	$ (343,959)
Total	$ —	$ (343,959)	$ —	$ (343,959)

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on interest rate swap contract.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments in securities, at value (cost $550,286,026)	$ 555,605,326
Cash	21,486
Receivable for investments sold	1,511,400
Receivable for Fund shares sold	5,952,969
Interest receivable	6,518,054
Other assets	78,456
Total assets	569,687,691
Liabilities
Payable for investments purchased	3,160,935
Payable for when-issued securities purchased	7,834,755
Payable for Fund shares redeemed	1,511,976
Unrealized depreciation on interest rate swap contract	343,959
Distributions payable	161,234
Accrued management fee	135,633
Accrued expenses	451,147
Total liabilities	13,599,639
Net assets, at value	$ 556,088,052
Net Assets Consist of
Distributions in excess of net investment income	(96,465)
Net unrealized appreciation (depreciation) on: Investments	5,319,300
Interest rate swap contracts	(343,959)
Accumulated net realized gain (loss)	(17,003,080)
Paid-in capital	568,212,256
Net assets, at value	$ 556,088,052

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($273,438,994 ÷ 26,974,514 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.14
Maximum offering price per share (100 ÷ 98.00 of $10.14)	$ 10.35

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,495,947 ÷ 147,601 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 10.14

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($49,483,486 ÷ 4,883,274 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 10.13
Class S Net Asset Value, offering and redemption price per share ($165,388,427 ÷ 16,334,595 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.13
Institutional Class Net Asset Value, offering and redemption price per share ($66,281,198 ÷ 6,538,383 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Interest	$ 14,294,921
Expenses: Management fee	1,609,642
Administration fee	402,565
Services to shareholders	325,839
Custodian fee	14,650
Distribution and service fees	711,772
Professional fees	109,030
Trustees' fees and expenses	9,722
Reports to shareholders	73,583
Registration fees	112,485
Other	51,212
Total expenses before expense reductions	3,420,500
Expense reductions	(321,844)
Total expenses after expense reductions	3,098,656
Net investment income	11,196,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,760,547)
Interest rate swap contracts	(1,840,994)
(5,601,541)
Change in net unrealized appreciation (depreciation) on: Investments	19,431,416
Interest rate swap contracts	(281,449)
19,149,967
Net gain (loss)	13,548,426
Net increase (decrease) in net assets resulting from operations	$ 24,744,691

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended October 31,
	2009	2008
Operations: Net investment income	$ 11,196,265	$ 13,683,941
Net realized gain (loss)	(5,601,541)	(5,650,813)
Change in net unrealized appreciation (depreciation)	19,149,967	(13,000,839)
Net increase (decrease) in net assets resulting from operations	24,744,691	(4,967,711)
Distributions to shareholders from: Net investment income: Class A	(4,250,540)	(2,492,539)
Class B	(52,010)	(79,797)
Class C	(627,830)	(657,837)
Class S	(4,244,127)	(7,179,189)
Institutional Class	(1,986,057)	(3,246,832)
Total distributions	(11,160,564)	(13,656,194)
Fund share transactions: Proceeds from shares sold	367,446,267	197,037,493
Reinvestment of distributions	7,321,351	7,714,478
Cost of shares redeemed	(183,729,721)	(284,056,087)
Redemption fees	17,676	39,950
Net increase (decrease) in net assets from Fund share transactions	191,055,573	(79,264,166)
Increase (decrease) in net assets	204,639,700	(97,888,071)
Net assets at beginning of period	351,448,352	449,336,423
Net assets at end of period (including distributions in excess of net investment income of $96,465 and $132,166, respectively)	$ 556,088,052	$ 351,448,352

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Income (loss) from investment operations: Net investment income[a]	.28	.33	.33	.31	.25
Net realized and unrealized gain (loss)	.37	(.48)	(.04)	.01	(.05)
Total from investment operations	.65	(.15)	.29	.32	.20
Less distributions from: Net investment income	(.28)	(.33)	(.34)	(.30)	(.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.14	$ 9.77	$ 10.25	$ 10.30	$ 10.28
Total Return (%)[b]	6.72[c]	(1.53)[c]	2.81	3.20[c]	1.97[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	273	108	63	82	131
Ratio of expenses before expense reductions (%)	.87	.88	.88	.86	.83
Ratio of expenses after expense reductions (%)	.84	.85	.88	.81	.80
Ratio of net investment income (%)	2.71	3.23	3.25	2.97	2.42
Portfolio turnover rate (%)	30	33	39	46	35

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Income (loss) from investment operations: Net investment income[a]	.20	.25	.26	.23	.17
Net realized and unrealized gain (loss)	.37	(.48)	(.05)	.01	(.04)
Total from investment operations	.57	(.23)	.21	.24	.13
Less distributions from: Net investment income	(.20)	(.25)	(.26)	(.22)	(.18)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.14	$ 9.77	$ 10.25	$ 10.30	$ 10.28
Total Return (%)[b,c]	5.88	(2.29)	2.07	2.41	1.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	3	4	5
Ratio of expenses before expense reductions (%)	1.76	1.69	1.69	1.59	1.55
Ratio of expenses after expense reductions (%)	1.59	1.60	1.60	1.56	1.55
Ratio of net investment income (%)	1.96	2.48	2.53	2.22	1.67
Portfolio turnover rate (%)	30	33	39	46	35

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.25	$ 10.29	$ 10.27	$ 10.33
Income (loss) from investment operations: Net investment income[a]	.20	.25	.25	.23	.17
Net realized and unrealized gain (loss)	.37	(.49)	(.04)	.01	(.05)
Total from investment operations	.57	(.24)	.21	.24	.12
Less distributions from: Net investment income	(.20)	(.25)	(.25)	(.22)	(.18)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.13	$ 9.76	$ 10.25	$ 10.29	$ 10.27
Total Return (%)[b]	5.90[c]	(2.40)[c]	2.11	2.40[c]	1.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	25	29	37	51
Ratio of expenses before expense reductions (%)	1.66	1.66	1.65	1.61	1.55
Ratio of expenses after expense reductions (%)	1.59	1.60	1.65	1.56	1.55
Ratio of net investment income (%)	1.96	2.48	2.47	2.22	1.67
Portfolio turnover rate (%)	30	33	39	46	35

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.24	$ 10.29	$ 10.27	$ 10.30
Income (loss) from investment operations: Net investment income[b]	.30	.35	.36	.33	.19
Net realized and unrealized gain (loss)	.37	(.48)	(.05)	.01	(.04)
Total from investment operations	.67	(.13)	.31	.34	.15
Less distributions from: Net investment income	(.30)	(.35)	(.36)	(.32)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.13	$ 9.76	$ 10.24	$ 10.29	$ 10.27
Total Return (%)[c]	6.96	(1.32)	3.09	3.35	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165	141	260	303	2
Ratio of expenses before expense reductions (%)	.74	.89	.80	.73	.84*
Ratio of expenses after expense reductions (%)	.57	.60	.60	.67	.71*
Ratio of net investment income (%)	2.98	3.48	3.53	3.11	2.72*
Portfolio turnover rate (%)	30	33	39	46	35

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.77	$ 10.25	$ 10.30	$ 10.28	$ 10.33
Income (loss) from investment operations: Net investment income[a]	.30	.35	.36	.33	.27
Net realized and unrealized gain (loss)	.37	(.48)	(.04)	.02	(.04)
Total from investment operations	.67	(.13)	.32	.35	.23
Less distributions from: Net investment income	(.30)	(.35)	(.37)	(.33)	(.28)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.14	$ 9.77	$ 10.25	$ 10.30	$ 10.28
Total Return (%)	6.94[b]	(1.31)[b]	3.11	3.47[b]	2.22[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	75	94	107	204
Ratio of expenses before expense reductions (%)	.60	.60	.58	.60	.58
Ratio of expenses after expense reductions (%)	.58	.60	.58	.55	.55
Ratio of net investment income (%)	2.97	3.48	3.54	3.23	2.67
Portfolio turnover rate (%)	30	33	39	46	35
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When-Issued/Delayed Delivery Securities The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future ("the effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid the counterparty over the term of the interest rate swap contract, to extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in interest rate swap contracts with total notional values ranging from $22,250,000 to $42,200,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ (343,959)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (1,840,994)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ (281,449)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $16,999,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($479,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,898,000), October 31, 2013 ($711,000), October 31, 2015 ($631,000), October 31, 2016 ($5,651,000) and October 31, 2017 ($5,603,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income	$ 64,769
Capital loss carryforwards	$ (16,999,000)
Net unrealized appreciation (depreciation) on investments	$ 5,315,141

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Tax-exempt income	$ 11,119,740	$ 13,539,853
Ordinary income	$ 40,824	$ 116,341

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $289,825,960 and $110,221,351, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%
Institutional Class	.59%

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class B	1.58%
Class C	1.58%
Class S	.68%
Institutional Class	.58%

Accordingly, for the year ended October 31, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $87,060 and the amount charged aggregated $1,522,582, which was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2009, the Advisor reimbursed the Fund $104,644 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $402,565, of which $46,081 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 21,729	$ 12,543	$ 7,266
Class B	3,668	3,668	—
Class C	12,019	12,019	—
Class S	99,811	99,811	—
Institutional Class	2,424	—	2,424
	$ 139,651	$ 128,041	$ 9,690

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 18,763	$ 1,031
Class C	244,474	31,453
	$ 263,237	$ 32,484

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 360,906	$ —	$ 106,321.23%
Class B	6,197	56	723.25%
Class C	81,432	2,043	23,477.24%
	$ 448,535	$ 2,099	$ 130,521

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009, aggregated $36,212.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares was $10,347 and $13,284, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2009, DIDI received $47,637 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,353, of which $9,383 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	23,787,716	$ 239,555,443	9,294,079	$ 93,831,491
Class B	74,915	746,115	40,689	413,073
Class C	2,924,187	29,446,411	600,347	6,050,296
Class S	7,933,973	79,685,772	6,316,621	63,606,978
Institutional Class	1,783,554	18,012,526	3,265,577	33,135,655
		$ 367,446,267		$ 197,037,493
Shares issued to shareholders in reinvestment of distributions
Class A	324,117	$ 3,254,298	181,643	$ 1,831,521
Class B	3,890	38,878	5,555	56,181
Class C	41,287	414,054	41,195	416,474
Class S	209,651	2,098,151	271,499	2,743,226
Institutional Class	151,474	1,515,970	263,682	2,667,076
		$ 7,321,351		$ 7,714,478
Shares redeemed
Class A	(8,171,067)	$ (81,906,716)	(4,541,782)	$ (45,721,627)
Class B	(214,236)	(2,152,948)	(86,271)	(872,385)
Class C	(640,981)	(6,427,556)	(880,552)	(8,897,928)
Class S	(6,224,841)	(62,179,465)	(17,616,365)	(178,170,355)
Institutional Class	(3,108,088)	(31,063,036)	(5,025,116)	(50,393,792)
		$ (183,729,721)		$ (284,056,087)
Redemption fees		$ 17,676		$ 39,950
Net increase (decrease)
Class A	15,940,766	$ 160,916,876	4,933,940	$ 49,942,413
Class B	(135,431)	(1,367,955)	(40,027)	(403,129)
Class C	2,324,493	23,434,711	(239,010)	(2,430,636)
Class S	1,918,783	19,605,394	(11,028,245)	(111,802,900)
Institutional Class	(1,173,060)	(11,533,453)	(1,495,857)	(14,569,914)
		$ 191,055,573		$ (79,264,166)

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 21, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short-Term Municipal Bond Fund (the "Fund") at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2009, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23339E 764	23339E 756	23339E 749	23339E 731	23339E 723
Fund Number	436	636	736	2336	536

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Short-Term Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT-TERM MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$65,069	$0	$0	$0
2008	$67,468	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009